SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18 2006

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

407 International Parkway, Suite 403
Richardson, TX 75081
(Address of principle executive offices)

(972) 470-9100
(Registrant’s telephone number, including area code)

44358 Old Warm Springs Boulevard
Fremont, California 94538
(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal Officers

On August 18, 2006, Bryan M. Chance, the Chief Financial Officer of Titan Global Holdings, Inc. (the “Company”) was appointed to serve as President and Chief Executive Officer of the Company. Mr. Chance replaces Curtis Okumura, who will remain as President and Chief Executive Officer of the Company’s subsidiaries, Titan PCB West, Inc. and Titan PCB East, Inc., and a member of the Company’s Board of Directors. Mr. Chance was appointed as Chief Financial Officer of the Company on January 24, 2006 and will continue to serve in such capacity, in addition to his position as Chief Executive Officer and President of the Company, until a new Chief Financial Officer is appointed.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ Bryan Chance
Bryan Chance
President, Chief Executive Officer and Chief Financial Officer

Date: August 24, 2006